UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 23, 2007

(Date of earliest event reported)

QUEST RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-17371 (Commission File Number)	90-0196936 (I.R.S. Employer Identification Number)

9520 North May Ave., Suite 300

Oklahoma City, Oklahoma 73120

(Address of principal executive offices, including zip code)

(405) 488-1304

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Jerry Cash, Chief Executive Officer of Quest Resource Corporation (“Quest”) will present at the IPAA Oil & Gas Symposium in New York, NY on Wednesday, April 25, 2007. The presentation will be webcast live at 2:25 p.m. Eastern time and is available at www.investorcalendar.com/CEPage.asp?ID=115820.

A copy of the presentation materials is available at Quest’s website at www.qrcp.net.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION

By:	/s/ David Grose
David Grose
Chief Financial Officer

Date: April 23, 2007

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